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                                                              EX. -99.906CERT(i)

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Name of Registrant:  E*TRADE Funds

Date of Form N-CSR:  March 31, 2004

         The undersigned, the principal executive officer of the above-named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of her knowledge and belief, after reasonable inquiry:

         1. such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

         A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

         IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 21st day of May, 2004.

                                        /s/ Liat Rorer
                                        ---------------------
                                        Liat Rorer,
                                        President

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                                                            EX. -99.906CERT9(ii)

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Name of Registrant:  E*TRADE Funds

Date of Form N-CSR:  March 31, 2004

         The undersigned, the principal financial officer of the above-named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of her knowledge and belief, after reasonable inquiry:

         1. such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

         A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

         IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 21st day of May, 2004.


                                                 /s/ Elizabeth Gottfried
                                                 ------------------------------
                                                 Elizabeth Gottfried,
                                                 Treasurer